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                          FOR USE IN MASSACHUSETTS ONLY



                      Supplement dated January 24, 2003 to
                        the Prospectus dated May 1, 2002

        NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                  Investing in
                NYLIAC Variable Universal Life Separate Account-I

        This supplement amends the May 1, 2002 Prospectus for the NYLIAC Single Premium Variable Universal Life Insurance Policies ("policies"). You should read this information carefully and retain this supplement for future reference. This supplement is not valid unless it is read in conjunction with a May 1, 2002 Prospectus for the policies. The terms we use in this supplement have the same meanings as in the Prospectus for the policies.

On Page B-6 of the prospectus, add the following text at the end of the page:

MASSACHUSETTS


    - Death Benefit Guarantee (in Massachusetts the Death Benefit Guarantee may be considered a no lapse guarantee feature) - For the lifetime of the policy, we guarantee the life insurance benefit under the policy in an amount equal to the initial face amount. This means, if the Death Benefit Guarantee is in effect, this policy will not lapse if your cash surrender value is insufficient to cover the monthly deductions. If you have an outstanding loan, you may be required to make an additional premium payment during the 62-day grace period to maintain the Death Benefit Guarantee. However, if you allow the Death Benefit Guarantee to be invoked and continue your policy, you will be foregoing the advantage of building cash value.

    - Transfers Between Investment Divisions and / or the Fixed Account - If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

    -   Living Benefits Rider - This rider is not available.



                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010


13949 MA (12/02)